FIRST AMENDMENT TO NET LEASE AGREEMENT


     THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of this 30th day of September, 2003, by and between AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP ("Fund XV") whose corporate general partner is AEI Fund Management 86-A, Inc., whose address is 1300 Wells Fargo Place, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor")(fax #651 227 7705), and Kona Restaurant Group, Inc., a Delaware corporation, whose address is 20308 Highway 71 West, Suite 5, Spicewood, Texas 78669 ("Lessee") (fax # 512 263 8055);

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Pharr, Texas, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference and shall substitute for the Exhibit A heretofore attached to the Lease (as defined below); and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated March 3, 2003 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

     (A) The term of this Lease ("Term") shall be the period commencing March 3, 2003 ("Occupancy Date") through the effective date hereof, plus seventeen (17) consecutive "Lease Years", as hereinafter defined, commencing on the effective date hereof, with the contemplated initial term hereof ending on October 31, 2020.

   (B) The first full Lease Year shall commence on the date of this First Amendment and continue through October 31, 2004. Each
Lease Year after the first Lease Year shall be a successive period of twelve (l2) calendar months.


2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

  (A) Annual Rent Payable for the first Lease Year: Lessee shall pay to Lessor an annual Base Rent of $200,600, which amount shall be payable in advance on the first day of each month in equal monthly installments of $16,716.67 to Fund XV. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing
     Agreement is terminated in accordance with its terms.

4. Exhibit B to the Lease shall be as attached hereto, reflecting personalty on the Leased Premises owned by Lessor. All other terms and conditions of the Lease shall remain in full force and effect.

5. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

6. Lessee has fully inspected the Premises and found the same to be as required by the Lease,in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

7. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

8. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                     LESSEE:  Kona Restaurant Group, Inc.,
                              By /s/ Sheri Strehle
                              Its: Chief Financial Officer




(Lessor's signature on following page)



LESSOR:

       AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP

       By:  AEI Fund Management 86-A, Inc.

       By: /s/ Robert P Johnson
               Robert P. Johnson, President







                           EXHIBIT "A"

Lots  4-A  and  5-A,  of  lots 4-A, 5-A, 6-A  and  7-A,  PARADISE
COMMERICLA  PARK,  an  Addition to the  City  of  Pharr,  Hidalgo
County,  Texas, according to the plat thereof recorded in  Volume
38, Page 178, Map Records of Hidalgo County, Texas.





                           EXHIBIT "B"

                       ASSIGNED PROPERTIES

Following is a list of the Assigned Properties:

Master-Bilt Walk-In Cooler/Freezer
Serial Number: 007354

Grease Master Vent Hoods
Serial Number: F-3988

Alarm System installed by ADT Security Services

Building Sign Framework installed by Heath Sign Company, LLC

Lighting installed by Meletio

Dimmer Panel installed by Marlin Controls, Inc.